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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       October 17, 1997 (October 3, 1997)

                            ------------------------

                         GRANITE BROADCASTING CORPORATION
              (Exact name of registrant as specified in its charter)

            Delaware                  0-19728                 13-3458782
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

                         767 Third Avenue, 34th Floor
                          New York, New York 10017
                               (212) 826-2530
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)


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                    Item 1. Changes in Control of Registrant

                                Not Applicable

                         Item 2. Acquisition of Assets

                                Not Applicable

                      Item 3. Bankruptcy or Receivership

                                Not Applicable

             Item 4. Changes in Registrant's Certifying Accountants

                                Not Applicable

                            Item 5. Other Events

     On October 3, 1997, Granite Broadcasting Corporation ("Granite") entered into a definitive agreement (the "Agreement") with Pacific FM Incorporated ("Pacific"), a California corporation, James J. Gabbert and Michael P. Lincoln (the "Sellers"), to acquire 51% of the outstanding stock of Pacific FM Incorporated ("Pacific"), the owner of KOFY-TV, the WB Network affiliated station serving the San Francisco-Oakland-San Jose, California television market. At the closing of this purchase, it is contemplated that Granite will acquire the remaining 49% of the stock of Pacific. The total purchase price for all the stock of Pacific will be $143.75 million in cash. In addition, Granite will pay $30 million to the principal shareholders of Pacific for a covenant not to compete in the San Francisco-San Jose television market for a period of five years from the closing of Granite's acquisition.

     The proposed acquisition is subject to approval by the Federal Communications Commission and is expected to be completed during the third quarter of 1998. Because Granite already owns a television station with an overlapping service area, KNTV, the ABC affiliate licensed to serve San Jose, California, the Company will request a waiver from the FCC to permit Granite to own both KNTV and KOFY-TV.

     The terms and conditions of the acquisition were determined based upon arm's-length negotiations between Granite and the Sellers. No material relationship exists between Granite and the Sellers.

     The Agreement is attached hereto as Exhibit 1 and the press release issued by Granite on October 6, 1997 is attached hereto as Exhibit 2. The exhibits are hereby incorporated by reference herein.

                                        -2-
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               Item 6. Resignation of Registrant's Directors

                               Not Applicable

                  Item 7. Financial Statements and Exhibits

C.  Exhibits.

    1. Stock Purchase Agreement, dated as of October 3, 1997, by and among Granite Broadcasting Corporation, Pacific FM Incorporated, James J. Gabbert and Michael P. Lincoln.

    2.  Press Release, dated October 6, 1997.

                        Item 8. Change in Financial Year

                               Not Applicable

          Item 9. Sales of Equity Securities Pursuant to Regulation S

                               Not Applicable



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GRANITE BROADCASTING CORPORATION




Dated: October 17, 1997           By: /s/ Lawrence I. Wills
                                      ----------------------------------------
                                  Name: Lawrence I. Wills
                                  Its: Vice President - Finance and Controller



                                      -3-

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                                EXHIBIT INDEX

1. Stock Purchase Agreement among Granite Broadcasting Corporation, Pacific FM Incorporated, James J. Gabbert and Michael P. Lincoln

2.  Press Release, dated October 6, 1997.